SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Agreement”) is made and entered into as of June 6, 2024, by and between STURM, RUGER & COMPANY, INC., a Delaware corporation (the “Borrower”), and REGIONS BANK, an Alabama bank (together with its successor and assigns, the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender have executed and delivered that certain Loan Agreement dated as of January 7, 2022, as previously amended pursuant to the terms of that certain letter amendment agreement dated November 3, 2022 by and between the Borrower and the Lender (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Loan Agreement as set forth herein, subject to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower and the Lender hereby covenant and agree as follows:

SECTION 1.   Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Loan Agreement shall from and after the date hereof refer to the Loan Agreement as amended hereby. In addition to the foregoing, effective on the date of this Agreement, the following new defined terms shall be added to Section 1.2 of the Loan Agreement in the appropriate alphabetical order:

“SIFMA Business Day” means any day that is not (i) a Saturday, (ii) a Sunday, or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“SOFR Adjustment” means 8/100ths of one percent (.08%) per annum.

“SOFR Loan” means a Loan, or portion thereof, during any period in which it bears interest at a rate based on Term SOFR Index.

“Term SOFR Conforming Changes” means, with respect to the use or administration by the Lender of, or any conventions associated with, Term SOFR, Term SOFR Index, SOFR Adjustment or any implementation of a Replacement Index, any technical, administrative or operational changes (including changes to the definition of “Term SOFR,” “Term SOFR Index”, the definition of “Term SOFR”, the definition of “SIFMA Business Day,” the definition of “SOFR Adjustment,” the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the length of any “lookback” periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Lender decides in its discretion may be appropriate to reflect the adoption and implementation of such applicable rate and to permit the administration thereof by the Lender in a manner substantially consistent with market practice; or, if the Lender decides that adoption of any portion of such market practice is not administratively feasible or if the Lender determines that no market practice for the administration of such applicable rate exists, in such other manner of administration as the Lender decides is necessary in connection with the administration of this Agreement and any other Loan Document.

“Term SOFR” means, for any calculation with respect to a SOFR Loan, the Term SOFR reference rate (the “Term SOFR Reference Rate”) for a tenor comparable to an interest period of one month on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) SIFMA Business Days prior to the first day of such interest period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then, Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding SIFMA Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator. Notwithstanding anything contained herein to the contrary, if Term SOFR, as so determined, is ever less than zero percent (0%) per annum, then, Term SOFR shall be deemed to be zero percent (0%) per annum for all purposes of this Agreement and the other Loan Documents. Each calculation by the Lender of Term SOFR shall be conclusive and binding for all purposes, absent manifest error.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) or a successor administrator of reference rates for Term SOFR selected by the Lender in its discretion.

“Term SOFR Index” means, for any SOFR Loan and at any time of determination, a per annum rate equal to Term SOFR for an interest period of one month at such time. Term SOFR Index shall be determined daily by the Lender on each SIFMA Business Day and shall be increased or decreased, as applicable, automatically and without notice to any Person on the date of each such determination. Notwithstanding anything contained herein to the contrary, if Term SOFR Index, as so determined, is ever less than zero percent (0%) per annum, then, Term SOFR Index shall be deemed to be zero percent (0%) per annum for all purposes of this Agreement and the other Loan Documents. Each calculation by the Lender of Term SOFR Index shall be conclusive and binding for all purposes, absent manifest error.

In addition thereto, effective on the date of this Agreement, (i) the defined term “BSBY Rate,” appearing in Section 1.2 of the Loan Agreement, shall be deleted from the Loan Agreement and each other Loan Document, wherever it appears, and the defined term “Term SOFR” shall be substituted in its place, in each instance; (ii) the defined term “BSBY Index Rate,” appearing in Section 1.2 of the Loan Agreement, shall be deleted from the Loan Agreement and each other Loan Document, wherever it appears, and the defined term “Term SOFR Index Rate” shall be substituted in its place, in each instance and (iii) subsection (a) contained in the definition of “Termination Date” shall be amended to read as follows:

(a)       January 7, 2028.

SECTION 2. Additional Amendments to Loan Agreement. Effective on the date of this Agreement:

(a)           Section 2.3 of the Loan Agreement shall be amended and restated to read in its entirety as follows:

2.3        Interest Rate.

(a)       Types of Loans. Unless otherwise required by the terms of Section 2.3(g), all Loans shall be made as, or continued as, or converted to, SOFR Loans.

(b)       Agreement to Pay Interest. The Borrower agrees to pay interest on all unpaid principal amounts of the Loans from the respective date each such Loan is made until such Loan is paid in full (whether at stated maturity, upon acceleration, or otherwise) at the rates of interest and at the times set forth in this Agreement and the other Loan Documents. Obligations, other than Loans outstanding, that become owing hereunder shall bear interest at the same rate as payable on Base Rate Loans until paid in full, and at the Default Rate from after default in, or, as applicable, demand for, the payment thereof, unless and except as otherwise may be expressly provided therefor as to the payment of interest in this Agreement or in any other Loan Document.

(c)       Interest Rate. Subject to Section 2.3(g), all SOFR Loans shall bear interest at a rate per annum equal to Term SOFR Index plus the SOFR Adjustment plus the Applicable Margin. If any SOFR Loan is converted into a Base Rate Loan because of the operation of Section 2.3(g), then, such Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

(d)       360 Days. All interest on any Loan and on all other Obligations, together with any fees chargeable hereunder or under any other Loan Documents at a per annum rate, shall be calculated on the presumed basis of a year of 360 days, for the actual number of days elapsed.

(e)        Adjustment of Interest Rate. The rate of interest on any SOFR Loan shall be adjusted as provided in the definition of the “Term SOFR Index”. If any SOFR Loan is converted into a Base Rate Loan because of Section 2.3(g), the rate of interest on such Base Rate Loan shall be adjusted automatically and without notice on and as of the date of any change in the Base Rate as provided in the definition thereof.

(f)       Default Rate. At the Lender’s option, during the existence of any Event of Default, the principal amount of all Obligations (other than Obligations arising under Hedge Agreements between the Borrower and the Lender or any of its Affiliates, unless so provided therein) shall bear interest at the Default Rate. In any event, the Default Rate shall automatically and without notice to any Person apply from the time the Obligations have become due and payable hereunder (whether because of the Lender’s exercising its right to accelerate the Obligations or because the Obligations have automatically become due and payable) until the Obligations or any judgment thereon are paid in full.

(g)       Automatic Conversion to Base Rate. Any provision of this Agreement to the contrary notwithstanding, if the Lender at any time or from time to time determines that (i) Term SOFR Index is unavailable, (ii) Term SOFR Index cannot be determined, (iii) Term SOFR Index does not adequately reflect the cost to the Lender of making, funding, or maintaining any Loan, (iv) the use of Term SOFR Index has become impracticable or unreliable, (v) Term SOFR Index is no longer representative of the underlying market or economic reality, (vi) it is no longer lawful for the Lender to lend at an interest rate based on Term SOFR Index, or (vii) an Event of Default exists and at any time during its continuation the Lender shall so elect, then, in each case, unless and except to the extent otherwise provided in subsection (h) below, (A) all affected SOFR Loans shall automatically and without notice be converted into Base Rate Loans and (B) all obligations of the Lender to make SOFR Loans shall cease until such time as the Lender shall have determined that it is able to determine SOFR or that such illegality or other condition described above shall have been reversed, or that such Event of Default shall have been waived, as applicable.

(h)       Replacement Index. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, but without limiting subsection (g) above, if the Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), that any of the circumstances described in clauses (i), (ii), (iii), (iv), (v) or (vi) of subsection (g) above have arisen, and that such circumstances are unlikely to be temporary, the Lender may elect, in lieu of exercising its rights under subsection (g) above, to designate in place of Term SOFR Index a substitute interest rate index applicable to all SOFR Loans then and thereafter outstanding (the “Replacement Index”). If the Lender so designates a Replacement Index, the Lender may also determine at such time or at any time or from time to time thereafter that an index adjustment is necessary to produce a comparable interest rate to the interest rate that would have applied to the SOFR Loans based on Term SOFR Index. Upon such determination, the Lender will designate the amount of such index adjustment (which may be a positive or a negative number) and adjust the Replacement Index by that amount (the result being the “Adjusted Replacement Index”). The Lender will provide notice to the Borrower of the Replacement Index and any Adjusted Replacement Index, as applicable, and their respective effective dates. Thereafter, the Replacement Index or, as applicable, the Adjusted Replacement Index shall be deemed to be and shall become the operative interest rate index instead of the Term SOFR Index for purposes of making (or continuing) SOFR Loans under this Agreement and any other Loan Documents, and all SOFR Loans shall continue to bear interest on the unpaid principal amount thereafter from the effective date of such designation(s) through repayment thereof at the Replacement Index (or the Adjusted Replacement Index, as applicable) plus the Applicable Margin (subject to increase to the Default Rate, as applicable). The Replacement Index or, as applicable, Adjusted Replacement Index will not be less than zero percent (0%) per annum in any event. The Replacement Index or, as applicable, the Adjusted Replacement Index, may not necessarily be the Lender’s most favorable lending rate or interest rate index. Any determination or designation made by the Lender under this subsection (h) shall be made in the Lender’s discretion and shall be conclusive and binding absent manifest error, and any such determination or designation shall become effective at 5:00 p.m. on the fifth Business Day after the Lender shall have notified the Borrower of such determination or designation. For avoidance of any doubt, the institution (or adjustment) of any Replacement Index or any Adjusted Replacement Index, as applicable, by the Lender shall not require the consent of, or consultation with, the Borrower.

(i)       No Warranty on Rate Selection. The Lender does not warrant, nor does the Lender accept responsibility for, nor shall the Lender have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “Term SOFR” (or “Term SOFR Index”) or with respect to any interest rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any of such rates or the effect of any of the foregoing (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to subsection (h) above, and (ii) the implementation of any conforming changes pursuant to subsection (j) below), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, Term SOFR Index or have the same volume or liquidity as did Term SOFR Index prior to its discontinuance, unavailability, illegality or impracticability of use.

(j)       Term SOFR Conforming Changes. With respect to SOFR (and Term SOFR Index), the Lender will have the continuing right to make Term SOFR Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Term SOFR Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Lender shall post each such amendment implementing such Term SOFR Conforming Changes to the Borrower reasonably promptly after such amendment becomes effective.

SECTION 3. Amendment Fee. The Borrower agrees to pay the Lender an amendment fee of $15,000 on the date hereof.

SECTION 4. Conditions Precedent. This Agreement shall become effective only upon the satisfaction or waiver by the Lender, in its reasonable discretion, of the following conditions precedent:

(a)         Amendment. The receipt by the Lender of a fully executed copy of this Agreement; and

(b)        Amendment Fee. The receipt by Lender of the amendment fee referenced in Section 3 above.

SECTION 5. Miscellaneous Terms.

(a)         Loan Document. For avoidance of doubt, the Borrower and the Lender hereby acknowledge and agree that this Agreement is a Loan Document.

(b)         Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Loan Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower. This Agreement shall amend the Loan Agreement and all Loan Documents likewise shall be deemed amended accordingly hereby.

(c)        No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Loan Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof and (ii) nothing in this Agreement shall affect or limit the Lender’s right to demand payment of liabilities owing from the Borrower to the Lender under, or to demand strict performance of the terms, provisions and conditions of, the Loan Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Loan Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Loan Agreement or the other Loan Documents.

(d)        Ratification. The Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Loan Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Loan Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

(e)         No Default. To induce the Lender to enter into this Agreement and to continue to make advances pursuant to the Loan Agreement (subject to the terms and conditions thereof), the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower or arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Lender under the Loan Agreement or any other Loan Document.

(f)        Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.

(g)        Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.

(h)        Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

(i)          Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(j)        Further Assurances. The Borrower agrees to take, at the Borrower’s expense, such further actions as the Lender shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(k)        Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(l)          Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed under seal by its authorized officer as of the day and year first above written.

BORROWER:
STURM, RUGER & COMPANY, INC.

By:	/S/ Thomas A. Dineen
Name:	Thomas A. Dineen
Title:	Senior VP, Treasurer & CFO

LENDER:

REGIONS BANK

By:	/S/ Tom Buda
Name:	Tom Buda
Title:	Managing Director